1011311923v5 DISCOVERY COMMUNICATIONS, LLC 8403 COLESVILLE ROAD SILVER SPRING, MD 20910 JB Perrette Dear JB: Reference is made to your existing employment agreement with Discovery Communications, LLC (the “Company”), made August 2, 2022 (the “Employment Agreement”). You and the Company hereby agree that effective as of the last date set forth on the signature page hereof, this letter amendment (this “Amendment”) will modify the Employment Agreement as set forth herein. Unless otherwise expressly set forth in this Amendment, capitalized terms used herein but not otherwise defined in this Amendment shall have the meanings given such terms in the Employment Agreement, and all section references shall be to sections of the Employment Agreement. 1. Term of Employment (Section II). The following sentence is hereby added to the end of Section II(A): “By agreement of the parties, the term of employment is renewed and shall end on the consummation of a spin-off transaction that results in the separation of Warner Bros. Discovery Inc.’s (“WBD”) Global Networks division from its Streaming & Studios division (the “Spinoff”); provided that if the Spinoff does not occur on or prior to December 31, 2026, the term of employment shall end on August 3, 2028 (the initial and renewal terms together are referred to as the “Term of Employment”).” In addition, all references to the “End Date” in the Employment Agreement and this Amendment shall be deemed to refer to the last day of the Term of Employment specified above. 2. Compensation (Section III). For all purposes under the Employment Agreement and this Amendment, the Base Salary shall be increased to $2,850,000, effective as of August 3, 2025. 3. 2025 Annual Equity Grant (Section III). The following paragraph is added to the end of Section III(D). “Notwithstanding anything to the contrary in this Section III(D), the target value of Executive’s Annual Equity Grant for calendar year 2025 only shall be increased to Nine Million and Five Hundred Thousand Dollars ($9,500,000) (the “2025 Equity Target”), of which (i) Eight Million and Five Hundred Thousand Dollars ($8,500,000) was granted during the normal annual grant cycle in March 2025 (the “March 2025 Grant”) and (ii) the

1011311923v5 remaining One Million Dollars ($1,000,000) will be granted on August 15, 2025 (such portion, the “Additional 2025 Equity Grant”). The value of the Additional 2025 Equity Grant shall be made up in the form of (i) fifty percent (50%) performance-based restricted stock units (“PRSUs”), (ii) twenty-five percent (25%) RSUs and (iii) twenty-five percent (25%) stock options (“Options”). Subject to the terms and conditions of the Stock Plan and implementing award agreements, the Additional 2025 Equity Grant will be subject to the same terms and conditions as were applicable to the March 2025 Grant, including that the PRSUs, RSUs and Options subject to the 2025 Equity Grant shall each be eligible to vest on the same schedule (including the same vesting dates) and, for the PRSUs, subject to the same performance criteria, as applied to the corresponding PRSUs, RSUs or Options subject to the March 2025 Grant; provided however, that the exercise price of the Options shall be set forth in the applicable award agreement and shall not be less than the fair market value of WBD common stock on the grant date. The calculation of the number of awards shall be consistent with the March 2025 grant and will be provided in the award agreements for the 2025 Equity Grant.” 4. Nonrenewal of Employment Agreement. The last two sentences of Section II(B) are deleted in their entirety and hereby replaced with the following sentence: “In the event the parties do not enter into an agreement to extend the Term of Employment for an additional term, this Agreement shall expire and the Term of Employment shall end on the End Date.” A new Section IV(E) is added and Sections IV(E) and IV(F) are renumbered accordingly: “E. Nonrenewal Payment. In the event that a Spinoff transaction does not occur prior to December 31, 2026 and Executive and Company do not enter into an agreement to extend the Term of Employment for an additional term (other than as a result of the circumstances set forth in the last sentence of this Section IV(E)), this Agreement and the Term of Employment shall expire and Executive’s employment with Company shall terminate on the End Date. If Executive’s employment with Company terminates on the End Date, Company shall pay Executive the Accrued Benefits. In addition, in consideration of Company’s rights and benefits under Section VI, commencing on the Release Deadline, (i) Company shall pay Executive an amount equal to the sum of (x) his Base Salary plus (y) the Annual Bonus at Target under Section III(B) for a period of twelve (12) months beginning on Executive’s termination date, except that the first installment payment shall include any installments that would have been payable between the date of termination and the Release Deadline had the release requirement under Section (IV)(D) hereof been satisfied on the date of termination and (ii) Executive shall also receive a prorated portion of Executive’s annual bonus Target for the calendar year in which the Term of Employment ends based on the amount of time Executive was employed during that calendar year, payable at the time annual bonuses for that year are ordinarily paid to Senior Executives, but in no event shall it be paid later than March 15 of the year following the calendar year in which the Term of Employment ends ((i) and (ii) collectively, the “Nonrenewal Payment”). Except as provided in this Section IV(E) with respect to the first installment payment, the components of the Nonrenewal

1011311923v5 Payment set forth in clause (i) of the immediately preceding sentence shall be paid in substantially equal increments on regular Company paydays, less required deductions and withholdings, until the balance is paid in full. No Nonrenewal Payment shall be made if Executive fails to sign a release substantially in the form attached hereto as Exhibit A. The Nonrenewal Payment shall be subject to the Company’s Right to Offset as provided in Section IV(F) hereof in the same manner as the Severance Payment and Executive’s obligations to mitigate under Section IV(G) hereof (after giving effect to the Amendment) shall apply to any termination of the Executive under this Section IV(E) unless the circumstances of such termination constitute a retirement (with the consent of the Company). Notwithstanding anything to the contrary herein, if Company makes a renewal offer to Executive to extend the Term of Employment that (i) provides for compensation that is substantially comparable in the aggregate to the compensation provided under this Agreement (excluding any one-time or non-recurring compensation) and (ii) does not result in a material diminution of Executive’s responsibilities in effect as of one hundred twenty (120) days prior to the end of the Term of Employment, and Executive and Company do not agree to extend the Term of Employment for an additional term, Executive shall not be eligible for the Nonrenewal Payment.” 5. Restrictive Covenants (Section VI) A new Section VI(F) is added and Section VI(F) is renumbered accordingly: “F. Effect of the Spinoff. Notwithstanding anything to the contrary in this Agreement or any other Agreement between Company and Executive, (i) Company acknowledges and agrees that following the consummation of the Spinoff on or prior to December 31, 2026, Executive’s services for the standalone public company that includes WBD’s Streaming & Studios division (“Streaming & Studios”) shall be deemed not to violate any of the covenants set forth in Section VI hereof and (ii) Executive acknowledges and agrees that for the one-year period following the consummation of the Spinoff, WBD shall continue to enjoy and enforce all of the rights and benefits under this Section VI with respect to any portion of WBD’s business not continued by Streaming & Studios following the Spinoff.” 6. Effect on Employment Agreement. Except with respect to the subject matters covered herein, this Amendment does not otherwise amend, supplement, modify, or terminate the Employment Agreement, which remains in full force and effect. If the foregoing reflects our agreement, please sign this Amendment as indicated below. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission, by an e-mail which contains a portable document format (.pdf) file of an executed signature page or by means of “DocuSign” or other similar platform, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

1011311923v5 Sincerely, Discovery Communications, LLC By: /s/Tara Smith Name: Tara Smith Title: Executive Vice President & Assistant Secretary Date: 07/31/2025 Agreed and Accepted: By: /s/JB Perrette Name: JB Perrette Date: 07/31/2025